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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 14, 2002


                           RANGE RESOURCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 0-9592                              34-1312571
---------------------------------------           -----------------            ------------------------------------
    (STATE OR OTHER JURISDICTION OF                  (COMMISSION                          (IRS EMPLOYER
            INCORPORATION)                           FILE NUMBER)                      IDENTIFICATION NO.)

            777 MAIN STREET
           FT. WORTH, TEXAS                                                                   76102
---------------------------------------                                        ------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE                                                         (ZIP CODE)
               OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (817) 870-2601



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ITEM 4.    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

         The Audit Committee of the Management Committee of Great Lakes Energy Partners LLC (" Great Lakes") dismissed KPMG LLP ("KPMG") as Great Lakes' auditors effective November 14, 2002 and notified KPMG of its dismissal on November 18, 2002. The Audit Committee recommended the engagement of Ernst and Young LLP ("E&Y") as Great Lakes' independent auditors for year ended December 31, 2002 which was approved by Great Lakes' Management Committee on November 14, 2002. E&Y accepted its appointment as Great Lakes' independent auditors on November 19, 2002. Great Lakes is a significant subsidiary (as defined in Rule 1-02(w) of Regulation S-X) of Range Resources Corporation ("Range").

         During the two years ended December 31, 2000 and 2001 and the subsequent interim period through November 19, 2002:

                  (i) KPMG's reports on the financial statements of Great Lakes have not contained an adverse opinion or disclaimer of opinion, and have not been qualified or modified as to uncertainty, audit scope or accounting principles.

                  (ii) there were no disagreements between Great Lakes and KPMG on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports;

                  (iii) none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred; and

                  (iv) Great Lakes did not consult with E&Y regarding any of the matters or events described in Item 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.

         Great Lakes has provided KPMG with a copy of the foregoing statements and has requested that KPMG furnish Range with a letter addressed to the U.S. Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements and if not, stating the respects in which it does not agree.



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         ITEM 7.     EXHIBITS

                  (c) EXHIBITS:

                      16.1 - Letter from KPMG to the Commission (to be filed
                             as an amendment to this Form 8-K upon receipt from KPMG pursuant to Item 304(a)(3) of Regulation S-K)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RANGE RESOURCES CORPORATION

                                     By:  /s/    EDDIE M. LEBLANC
                                          --------------------------------------
                                          EDDIE M. LEBLANC
                                          CHIEF FINANCIAL OFFICER

Date: November 20, 2002